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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 1997

BESICORP GROUP INC.

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(Exact name of Registrant as specified in its charter)


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New York                       0-9964            14-1588329
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(State or other                (Commission File  (I.R.S. Employer
jurisdiction of incorporation) Number)           Identification No.)


1151 Flatbush Road, Kingston, New York           12401
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(Address of principal executive offices)         (Zip Code)

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Registrant's telephone number, including area code: 914-336-7700

This document consists of 3 pages.

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ITEM 5. OTHER EVENTS

At Besicorp Group Inc.'s Annual Meeting of Shareholders held September 23, 1997, it was announced that the Company and Kamine Development Corp. have engaged PaineWebber, Incorporated to solicit participants for a potential business combination involving its independent power projects which supply electricity to Niagara Mohawk Power Corporation.

ITEM 5. EXHIBITS

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99.1 Press Release of the Company dated September 23, 1997


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                       Besicorp Group Inc., Registrant


                       By: /s/ Michael J. Daley
                       Michael J. Daley
Date: October 1, 1997  VP, CFO, Corporate Secretary


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